UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2018

HOMEFED CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10153	33-0304982
(Commission File Number)	(IRS Employer Identification No.)

1903 WRIGHT PLACE, SUITE 220, CARLSBAD, CALIFORNIA	92008
(Address of Principal Executive Offices)	(Zip Code)

760-918-8200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06	Material Impairments

HomeFed Corporation (“we” “us,” or “our”) previously reported that we may not develop the Pacho Property unless we are able to obtain fee title from Pacific Gas & Electric (“PG&E”) within a reasonable period of time.  The original 99-year lease term to the Pacho Property expires in 2067.  The lease includes an option to renew it for an additional 99-year term.

We have made no progress in obtaining the fee title from PG&E.  Moreover, because of questions recently raised in the media as to whether the term of our leasehold validly runs until 2166 (including the option term), in August we notified PG&E that we formally exercised the option and that we intend to commence a declaratory relief proceeding to confirm our leasehold is valid until 2166 and is not rendered shorter by the provisions of California Civil Code section 718.  In September, PG&E responded and asserted for the first time that it contends California Civil Code section 717 ends the lease in 2019, which we will dispute.

Based on the foregoing, on October 10, 2018, we concluded that our Pacho leasehold has been impaired and that we will take a $17.5 million pre-tax charge (the entire carrying value of the leasehold), of which $1.75 million is attributable to the non-controlling interest, in the third quarter of 2018.

We intend to proceed with the declaratory relief action.  We will also continue our efforts to obtain fee title from PG&E, although we believe it is unlikely that we will be able to do so on acceptable terms.   We will not develop the Pacho Property unless we obtain fee title or are successful in finally establishing the validity of the leasehold until 2166. An adverse determination in that proceeding will further our already asserted, but unrecognized claims against the insurer of leasehold title and the real estate counsel that represented us in our 2014 purchase of the leasehold interest.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning our ability to obtain fee title in the Pacho Property and other claims and proceedings related thereto described herein. These forward-looking statements are often characterized by the use of words such as “intend,” “consider,” “will,” or “may.” Although we believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and undue reliance should not be placed on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 16, 2018

HOMEFED CORPORATION

By:	/s/ Erin Ruhe
Name:	Erin Ruhe
Title:	Vice President, Treasurer and Controller